EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Ionatron, Inc. of our reports dated March 11, 2005 relating to the consolidated financial statements and the effectiveness of Ionatron Inc.'s internal control over financial reporting appearing in Ionatron, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2004.

                                      /s/ BDO Seidman, LLP
                                      --------------------
                                      BDO Seidman LLP


Los Angeles, CA
August 12, 2005